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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8/S-3 dated July 22, 1999 of our report dated January 13, 1999, relating to the financial statements which appears in the Form S-1 Registration Statement. We also consent to the incorporation by reference of our report dated January 13, 1999 relating to the financial statement schedules, which appears in such Form S-1.

                          PRICEWATERHOUSECOOPERS, LLP

San Jose, California
July 22, 1999